Related Party Transactions	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions
Note 3 – Related Party Transactions

MSKCC:

         In 2010, General Atlantic Group Limited donated all of the equity shares of its wholly owned subsidiary, Actinium Holdings Ltd. (formerly named General Atlantic Investments Limited) to Memorial Sloan Kettering Cancer Center (MSKCC), a principal owner of the Company.

        On February 11, 2002, the Company entered into a License, Development and Commercialization Agreement with Sloan-Kettering Institute of Cancer Research (SKI), an entity related to MSKCC.  The agreement was amended in August 2006.  Pursuant to the agreement, the Company licenses certain intellectual property from SKI, including critical patents with respect to the Company’s core technology, and also supports ongoing research and clinical development of related drug candidates.  Certain amounts due under this agreement were deferred and then forgiven under the forbearance-related arrangements described above.  On June 19, 2011, the Company nonetheless agreed to pay SKI (a) $50,000 in 2011, (b) $200,000 in 2012 and (c) $250,000 in 2013 under this agreement, in respect of the $50,000 annual maintenance fees and research payments. Since January 1, 2011, the Company has paid $100,000 under this agreement and as of December 31, 2012, the Company agreed to pay an additional $150,000 for research to be conducted in 2013.

        On March 27, 2012, the Company entered into an additional clinical trial agreement with MSKCC Cancer Center with respect to conducting a Phase 1/2 trial of combination therapy of low dose cytarabine and fractionated dose of Lintuzumab-Ac225.  The Company will pay $31,185 for each patient that has completed the clinical trial.  Upon execution of the agreement, the Company was required to pay a start-up fee of $79,623, which was paid on July 10, 2012.

    MSKCC agreed, subject to certain conditions, to utilize the donated funds for certain clinical and preclinical programs and activities related to the Company’s drug development and clinical study programs, including the payment of certain costs and expenses that would otherwise have been borne by the Company. The following is a summary of activities related to the MSKCC arrangements for years ended December 31, 2012 and 2011:

	2012	2011

Qualified R&D costs incurred by the Company	$-	$655,786
Reimbursements received from MSKCC	237,834	966,341

        In 2012 and 2011, the Company received total R&D reimbursement payments of $237,834 and $299,200, respectively, from MSKCC.

        As of December 31, 2012 and 2011, the Company had a net receivable of $0 and $237,834, respectively, from MSKCC.

Dr. Rosemary Mazanet:

        On January 1, 2012, the Company entered into a Consulting Services Agreement with Dr. Rosemary Mazanet, a director of Cactus.  Pursuant to the agreement, Dr. Mazanet is to provide, among other things, consulting services in the areas of implementation of the Actimab™-A trial including all aspects of study initiation until first patient in at each clinical site.  Dr. Mazanet receives compensation of $100,000 per year and may receive additional compensation in the form of options at determined by the board of the Company.  Since January 1, 2011, Dr. Mazanet has also received options to purchase 99,900 shares of common stock of the Company. These options have exercise price ranging from $0.78 to $1.5 and have a life of 10 years.

Jamess Capital Group, LLC:

        On May 9, 2011, the Company entered into a transaction management agreement with Jamess Capital Group, LLC. (formerly known as Amerasia Capital Group, LLC), a consulting firm affiliated with Mr. Sandesh Seth, a Director of the Company (“Management Firm”).  The Management Firm received a monthly fee of $12,500 which is terminable by the Company three months after the effective date of the going public transaction and designees of Jamess, including entities affiliated with Mr. Seth, were issued warrants to purchase common stock equal to 10% of the fully-diluted capital stock of the Company as of the effective date of the going public transaction. The fully diluted shares for this calculation included all issued and outstanding shares as well as those reserved under the Employee Stock Option Plan.  The Management Firm is also eligible to be reimbursed upon the submission of proper documentation for ordinary and necessary out-of-pocket expenses not to exceed $5,000 per month.

Placement Agent:

        On August 7, 2012, the Company entered into an engagement agreement with its placement agent for the 2012 Common Stock Offering, of which Mr. Seth, a director of the Company is Head of Healthcare Investment Banking.   Pursuant to the agreement, the placement agent was engaged as the exclusive agent for the 2012 Common Stock Offering.   In consideration for its services, the placement agent will receive (a) a cash fee equal to 10% of the gross proceeds raised in the 2012 Common Stock Offering, (b) a non-accountable expense reimbursement equal to 2% of the gross proceeds raised in the 2012 Common Stock Offering, and (c) reimbursement of $100,000 for legal expenses incurred by the placement agent.  The placement agent or its designees have also received warrants to purchase shares of the Company’s Common Stock in an amount equal to 10% of the shares of common stock issued as part of the units sold in the 2012 Common Stock Offering and the shares of Common Stock issuable upon exercise of the B warrants included in such units.  The placement agent will also receive the same fee and expense schedule for any cash exercise of warrants within 6 months of the final closing of the 2012 Common Stock Offering and a 5% solicitation fee for any warrants exercised as a result of being called for redemption by the Company.  Upon the final closing of the 2012 Common Stock Offering of the units, the placement agent has been engaged by the Company to provide certain financial advisory services to the Company for a period of at least 6 months for a monthly fee of $25,000.  The agreement also provides that (i) if the Company consummates any merger, acquisition, business combination or other transaction (other than the Share Exchange) with any party introduced to it by the placement agent, the placement agent would receive a fee equal to 10% of the aggregate consideration in such transactions, and (ii) if, within a period of 12 months after termination of the advisory services described above, the Company requires a financing or similar advisory transaction the placement agent will have the right to act as the Company’s financial advisor and investment banker in such financing or transaction pursuant to a set fee schedule set forth in the August 7, 2012 engagement agreement.  For a period ending one year after the expiration of all lock-up agreements entered into in connection with the Share Exchange, any change in the size of the Company board of directors must be approved by the placement agent.  The placement agent also was engaged by the Company as placement agent for its Stock Offering and Convertible Notes financing in 2011 and, as a part of the fee for that engagement, designees of the placement agent also hold warrants to purchase 1,251,015 shares of the Company’s Common Stock.

Guagenti & Associates LLC:

In 2010, the Company entered into an agreement with Guagenti & Associates LLC (“G&A”).  G&A is affiliated with Enza Guagenti, the former Chief Financial Officer of Cactus.  Pursuant to the agreement, the Company leases storage space in Newark, NJ from G&A.  The rent is $300 per month.  Since January 1, 2011, the Company has paid $7,200 pursuant to this agreement.   Ms. Guagenti resigned as the Company’s Chief Financial Officer on March 9, 2013.